K-SWISS, INC.                                                       EXHIBIT 10.2
Deferred Compensation Plan
Master Trust Agreement
================================================================================

















                               COPYRIGHT(C) 1997
                      BY COMPENSATION RESOURCE GROUP, INC.
                              ALL RIGHTS RESERVED
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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

                             MASTER TRUST AGREEMENT
                             ----------------------

                               Table of Contents
                               -----------------

ARTICLE                                                                    PAGE
-------                                                                    ----

ARTICLE 1  NAME, INTENTIONS, IRREVOCABILITY, DEPOSIT AND DEFINITIONS.........1
           ---------------------------------------------------------

     1.1  Name...............................................................1

     1.2  Intentions.........................................................1

     1.3  Irrevocability; Creditor Claims....................................1

     1.4  Initial Deposit....................................................2

     1.5  Additional Definitions.............................................2

     1.6  Grantor Trust......................................................3

ARTICLE 2  GENERAL ADMINISTRATION............................................4
           ----------------------

     2.1  Committee Directions and Administration Before Change in Control...4

     2.2  Administration Upon Change in Control..............................4

     2.3  Contributions......................................................5

     2.4  Trust Fund.........................................................5

     2.5  Distribution of Excess Trust Fund to Employers.....................5

ARTICLE 3  POWERS AND DUTIES OF TRUSTEE......................................5
           ----------------------------

     3.1  Investment Directions..............................................5

     3.2  Investment Upon Change in Control..................................6

     3.3  Management of Investments..........................................6

     3.4  Securities.........................................................8

     3.5  Substitution.......................................................8

     3.6  Distributions......................................................9

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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

     3.7  Trustee Responsibility Regarding Payments on Insolvency...........11

     3.8  Costs of Administration...........................................13

     3.9  Trustee Compensation and Expenses.................................13

     3.10  Professional Advice..............................................13

     3.11  Payment on Court Order...........................................13

     3.12  Protective Provisions............................................14

     3.13  Indemnifications.................................................14

ARTICLE 4  INSURANCE CONTRACTS..............................................14
           -------------------

     4.1  Types of Contracts................................................14

     4.2  Ownership.........................................................15

     4.3  Restrictions on Trustee's Rights..................................15

ARTICLE 5  TRUSTEE'S ACCOUNTS...............................................15
           ------------------

     5.1  Records...........................................................15

     5.2  Annual Accounting; Final Accounting...............................15

     5.3  Valuation.........................................................16

     5.4  Delegation of Duties..............................................16

ARTICLE 6  RESIGNATION OR REMOVAL OF TRUSTEE................................17
           ---------------------------------

     6.1  Resignation; Removal..............................................17

     6.2  Successor Trustee.................................................17

     6.3  Settlement of Accounts............................................17

ARTICLE 7  CONTROVERSIES, LEGAL ACTIONS AND COUNSEL.........................17
           ----------------------------------------

     7.1  Controversy.......................................................17

     7.2  Joinder of Parties................................................18

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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

     7.3  Employment of Counsel.............................................18

ARTICLE 8  INSURERS.........................................................18
           --------

     8.1  Insurer Not a Party...............................................18

     8.2  Authority of Trustee..............................................18

     8.3  Contract Ownership................................................18

     8.4  Limitation of Liability...........................................18

     8.5  Change of Trustee.................................................18

ARTICLE 9  AMENDMENT AND TERMINATION........................................19
           -------------------------

     9.1  Amendment.........................................................19

     9.2  Final Termination.................................................20

ARTICLE 10  MISCELLANEOUS...................................................21
            -------------

     10.1  Directions Following Change in Control...........................21

     10.2  Taxes............................................................21

     10.3  Third Persons....................................................21

     10.4  Nonassignability; Nonalienation..................................21

     10.5  The Plans........................................................21

     10.6  Applicable Law...................................................22

     10.7  Notices and Directions...........................................22

     10.8  Successors and Assigns...........................................22

     10.9  Gender and Number................................................22

     10.10  Headings........................................................22

     10.11  Counterparts....................................................22

     10.12  Beneficial Interest.............................................22

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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

     10.13  The Trust and Plans............................................22

     10.14  Effective Date.................................................22

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                                     -iv-
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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

                             MASTER TRUST AGREEMENT
                                      FOR
                                 K-SWISS, INC.
                           DEFERRED COMPENSATION PLAN

          THIS MASTER TRUST AGREEMENT ("Master Trust Agreement") is made and entered into as of January 1, 1998, between K-Swiss, Inc., a Delaware corporation (the "Company"), and Wachovia Bank, N.A., a national banking association (the "Trustee"), to evidence the master trust (the "Trust") to be established, pursuant to those executive deferral plans of the Company now or hereafter existing that require the establishment of a trust, for the benefit of a select group of management, highly compensated employees and/or Directors who contribute materially to the continued growth, development and business success of the Company and those subsidiaries of the Company, if any, that participate in the Plans (collectively, "Subsidiaries," or singularly, "Subsidiary").

                                   ARTICLE 1


           NAME, INTENTIONS, IRREVOCABILITY, DEPOSIT AND DEFINITIONS
           ---------------------------------------------------------

1.1  NAME.  The name of the Trust created by this Agreement (the "Trust") shall
     ----
     be:

                           MASTER TRUST AGREEMENT FOR
                    K-SWISS, INC. DEFERRED COMPENSATION PLAN

1.2  INTENTIONS.  The Company wishes to establish the Trust and to contribute to
     ----------
     the Trust assets that shall be held therein, subject to the claims of the Company's and the Subsidiaries' creditors in the event of their Insolvency (as defined below) until paid to Participants and their Beneficiaries in such manner and at such times as specified in the Plans. It is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plans as unfunded plans maintained for the purpose of providing supplemental compensation for a select group of management, highly compensated employees and/or Directors for purposes of Title I of ERISA (as defined below). In addition, it is the intention of the Company and the Subsidiaries to make contributions to the Trust to provide themselves with a source of funds to assist them in the meeting of their liabilities under the Plans.

1.3  IRREVOCABILITY; CREDITOR CLAIMS.  The Trust hereby established shall be
     -------------------------------
     irrevocable. Except as otherwise provided in Sections 2.5 and 9.2, the principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company and the Subsidiaries and shall be used exclusively for the uses and purposes of the Participants and the general creditors of the Company and the Subsidiaries as herein set forth. The Participants and their Beneficiaries shall have no preferred claim on, or any beneficial
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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================
     ownership interest in, any assets of the Trust. Any rights created under the Plans and this Master Trust Agreement shall be mere unsecured contractual rights of the Participants and their Beneficiaries against the Company and the Subsidiaries. Any assets held by the Trust will be subject to the claims of the Company's and the Subsidiaries' general creditors under federal and state law in the event of Insolvency.

1.4  INITIAL DEPOSIT.  The Company hereby deposits with the Trustee in trust
     ---------------
     $100, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Master Trust Agreement.

1.5  ADDITIONAL DEFINITIONS.  In addition to the definitions set forth above,
     ----------------------
     for purposes hereof, unless otherwise clearly apparent from the context, the following terms have the following indicated meanings:

     (a) "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with a Plan, that are entitled to receive benefits under a Plan upon the death of a Participant.

     (b)  "Board" shall mean the board of directors of the Company.

     (c) "Change in Control" shall mean the first to occur of any of the following events:

          (i) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")) becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of the Company's capital stock with at least 50 percent of the voting power for the election of directors;

          (ii) During any period of not more than two consecutive years, not including any period prior to the adoption of this Trust, individuals who, at the beginning of such period constitute the board of directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), (iv) or (v) of this Section 1.5(c)) whose election by the board of directors or nomination for election by the Company's stockholders was approved by a vote of at least three-fourths (3/4ths) of the directors then still in office, either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (iii) The shareholders of the Company approve any consolidation or merger of the Company, other than a consolidation or merger of the Company in

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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================
               which the holders of the common stock of the Company immediately prior to the consolidation or merger hold more than 50% of the common stock of the surviving corporation immediately after the consolidation or merger;

          (iv) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

          (v) The shareholders of the Company approve the sale or transfer of substantially all of the Company's assets to parties that are not within a "controlled group of corporations" (as defined in Code
               Section 1563) in which the Company is a member.

     (d) "Committee" shall mean the administrative committee appointed by the Board to administer this Trust.

     (e) "Director" shall mean any member of the board of directors of the Company or any subsidiary.

     (f) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

     (g)  "Insolvent" shall have the meaning set forth in Section 3.7(a) below.

     (h) "Insolvent Entity" shall have the meaning set forth in Section 3.7(a) below.

     (i)  "IRS" shall mean the Internal Revenue Service.

     (j) "Participant" shall mean a person who is a participant in one or more of the Plans in accordance with their terms and conditions.

     (k) "Payment Schedule" shall have the meaning set forth in Section 3.6(b) below.

     (l) "Plan(s)" shall mean the K-SWISS, Inc. Deferred Compensation Plan and any other executive deferral plans established now or in the future by the Company that requires the establishment of a trust.

     (m)  "Plan Year" shall mean the calendar year starting with 1998.

     (n) "Trust Fund" shall mean the assets held by the Trustee pursuant to the terms of this Master Trust Agreement and for the purposes of the Plans.

 1.6  GRANTOR TRUST.  The Trust is intended to be a "grantor trust," of which
      -------------
      the Company and the Subsidiaries are the grantors, within the meaning of subpart E, part I, subchapter J,

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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

     chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and the Trust shall be construed accordingly.

                                   ARTICLE 2


                             GENERAL ADMINISTRATION
                             ----------------------

2.1  COMMITTEE DIRECTIONS AND ADMINISTRATION BEFORE CHANGE IN CONTROL. Until a
     ----------------------------------------------------------------
     Change in Control has occurred, this Section 2.1 shall be effective and the Committee shall direct the Trustee as to the administration of the Trust in accordance with the following provisions:

     (a) The Committee shall be identified to the Trustee by a copy of the resolution of the Board appointing the Committee. In the absence thereof, the Board shall be the Committee. Persons authorized to give directions to the Trustee on behalf of the Committee shall be identified to the Trustee by written notice from the Committee, and such notice shall contain specimens of the authorized signatures. The Trustee shall be entitled to rely on such written notice as evidence of the identity and authority of the persons appointed until a written cancellation of the appointment, or the written appointment of a successor, is received by the Trustee.

     (b) Directions by the Committee, or its delegate, to the Trustee shall be in writing and signed by the Committee or persons authorized by the Committee, or may be made by such other method as is acceptable to the Trustee.

     (c) The Trustee may conclusively rely upon directions from the Committee in taking any action with respect to this Master Trust Agreement, including the making of payments from the Trust Fund and the investment of the Trust Fund pursuant to this Master Trust Agreement. The Trustee shall have no liability for actions taken, or for failure to act, on the direction of the Committee. The Trustee shall have no liability for failure to act in the absence of proper written directions.

     (d) The Trustee may request instructions from the Committee and shall have no duty to act or liability for failure to act if such instructions are not forthcoming from the Committee. If requested instructions are not received within a reasonable time, the Trustee may, but is under no duty to, act on its own discretion to carry out the provisions of this Master Trust Agreement in accordance with this Master Trust Agreement and the Plans.

2.2  ADMINISTRATION UPON CHANGE IN CONTROL.  In the event of a Change in
     -------------------------------------
     Control, the authority of the Committee to administer the Trust and direct the Trustee, as set forth in Section 2.1 above, shall cease, and the Trustee shall have complete authority to administer

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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

     the Trust in addition to any duties or responsibilities it may have under the terms of the Plan.

2.3  CONTRIBUTIONS.  Except as provided in any Plan, the Company and the
     -------------
     Subsidiaries, in their sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Master Trust Agreement. Neither the Trustee nor any Participant or Beneficiary shall have any right to compel such additional deposits. The Trustee shall have no duty to collect or enforce payment to it of any contributions or to require that any contributions be made, and shall have no duty to compute any amount to be paid to it nor to determine whether amounts paid comply with the terms of the Plans.

2.4  TRUST FUND.  The contributions received by the Trustee from the Company and
     ----------
     the Subsidiaries shall be held and administered pursuant to the terms of this Master Trust Agreement as a single fund without distinction between income and principal and without liability for the payment of interest thereon except as expressly provided in this Master Trust Agreement. During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

2.5  DISTRIBUTION OF EXCESS TRUST FUND TO EMPLOYERS.  In the event that the
     ----------------------------------------------
     Committee, prior to a Change in Control, or the Trustee in its sole and absolute discretion, after a Change in Control, determines that the Trust Fund exceeds 125 percent of the anticipated benefit obligations and administrative expenses that are to be paid under the Plans, the Trustee, at the direction of the Committee prior to a Change in Control, or in its sole and absolute discretion after a Change in Control, shall distribute to the Company and the Subsidiaries such excess portion of the Trust Fund.


                                   ARTICLE 3


                          POWERS AND DUTIES OF TRUSTEE
                          ----------------------------

3.1  INVESTMENT DIRECTIONS.  Except as provided in this Section and Section 3.2
     ---------------------
     below, the Committee shall provide the Trustee with all investment instructions. The Trustee shall neither affect nor change investments of the Trust Fund, except as directed in writing by the Committee, and shall have no right, duty or responsibility to recommend investments or investment changes; provided, that the Trustee may (i) deposit cash on hand from time to time in any bank savings account, certificate of deposit, or other instrument creating a deposit liability for a bank, including the Trustee's own banking department, if the Trustee is a bank, without such prior direction, or (ii) invest in government securities, bonds with specific ratings, or stock of "Fortune 500" companies, or companies of comparable investment grade, or mutual funds composed of such investments, all within broad investment guidelines established by the Committee from time to time.

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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

3.2  INVESTMENT UPON CHANGE IN CONTROL.  In the event of a Change in Control,
     ---------------------------------
     the authority of the Committee to direct investments of the Trust Fund shall cease and the Trustee shall have complete authority to direct investments of the Trust Fund. The president of the Company shall notify the Trustee in writing when a Change in Control has occurred. The Trustee has no duty to inquire whether a Change in Control has occurred and may rely on notification by the president of the Company of a Change in Control; provided, however, that if any officer, former officer, director or former director of the Company or any Subsidiary (other than the president of the Company), or any Participant notifies the Trustee that there has been or there may be a Change in Control, the Trustee shall have the duty to satisfy itself as to whether a Change in Control has in fact occurred. The Company and the Subsidiaries shall indemnify and hold harmless the Trustee for any damages or costs (including attorneys' fees) that may be incurred because of reliance on the president's notice or lack thereof.

3.3  MANAGEMENT OF INVESTMENTS.  Subject to Section 3.1 above, the Trustee shall
     -------------------------
     have, without exclusion, all powers conferred on the Trustee by applicable law, unless expressly provided otherwise herein, and all rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Participants or their Beneficiaries. The Trustee shall have full power and authority to invest and reinvest the Trust Fund in any investment permitted by law, exercising the judgment and care that persons of prudence, discretion and intelligence would exercise under the circumstances then prevailing, considering the probable income and safety of their capital, including, without limiting the generality of the foregoing, the power:

     (a) To invest and reinvest the Trust Fund, together with the income therefrom, in common stock, preferred stock, convertible preferred stock, mutual funds, bonds, debentures, convertible debentures and bonds, mortgages, notes, time certificates of deposit, commercial paper and other evidences of indebtedness (including those issued by the Trustee or any of its affiliates), other securities, policies of life insurance, annuity contracts, options to buy or sell securities or other assets, and other property of any kind (personal, real, or mixed, and tangible or intangible); provided, however, that in no event may the Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by the Company or the Subsidiaries, other than a de minimis amount held in common investment vehicles in which the Trustee invests;

     (b) To deposit or invest all or any part of the assets of the Trust Fund in savings accounts or certificates of deposit or other deposits which bear a reasonable interest rate in a bank, including the commercial department of the Trustee, if such bank is supervised by the United States or any State;

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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

     (c) To hold, manage, improve, repair and control all property, real or personal, forming part of the Trust Fund and to sell, convey, transfer, exchange, partition, lease for any term, even extending beyond the duration of this Trust, and otherwise dispose of the same from time to time in such manner, for such consideration, and upon such terms and conditions as the Trustee shall determine;

     (d) To have, respecting securities, all the rights, powers and privileges of an owner, including the power to give proxies, pay assessments and other sums deemed by the Trustee to be necessary for the protection of the Trust Fund, to vote any corporate stock either in person or by proxy, with or without power of substitution, for any purpose; to participate in voting trusts, pooling agreements, foreclosures, reorganizations, consolidations, mergers and liquidations, and in connection therewith to deposit securities with and transfer title to any protective or other committee under such terms as the Trustee may deem advisable; to exercise or sell stock subscriptions or conversion rights; and, regardless of any limitation elsewhere in this instrument relative to investment by the Trustee, to accept and retain as an investment any securities or other property received through the exercise of any of the foregoing powers;

     (e) To hold in cash, without liability for interest, such portion of the Trust Fund which, in its discretion, shall be reasonable under the circumstances, pending investments, or payment of expenses, or the distribution of benefits;

     (f) To take such actions as may be necessary or desirable to protect the Trust Fund from loss due to the default on mortgages held in the Trust including the appointment of agents or trustees in such other jurisdictions as may seem desirable, to transfer property to such agents or trustees, to grant such powers as are necessary or desirable to protect the Trust or its assets, to direct such agents or trustees, or to delegate such power to direct, and to remove such agents or trustees;

     (g) To employ such agents including custodians and counsel as may be reasonably necessary and to pay them reasonable compensation; to settle, compromise or abandon all claims and demands in favor of or against the Trust assets;

     (h) To cause title to property of the Trust to be issued, held or registered in the individual name of the Trustee, or in the name of its nominee(s) or agents, or in such form that title will pass by delivery;

     (i) To exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the State whose laws are applicable to this Master Trust Agreement, as provided in Section 10.6 below, so that the powers conferred upon the Trustee herein shall not be in limitation of any authority conferred by law, but shall be in addition thereto;

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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

     (j) To borrow money from any source (including the Trustee) and to execute promissory notes, mortgages or other obligations and to pledge or mortgage any Trust assets as security;

     (k) To lend certificates representing stocks, bonds, or other securities to any brokerage or other firm selected by the Trustee;

     (l) To institute, compromise and defend actions and proceedings; to pay or contest any claim; to settle a claim by or against the Trustee by compromise, arbitration, or otherwise; to release, in whole or in part, any claim belonging to the Trust to the extent that the claim is uncollectible;

     (m) To use securities depositories or custodians and to allow such securities as may be held by a depository or custodian to be registered in the name of such depository or its nominee or in the name of such custodian or its nominee;

     (n) To invest the Trust Fund from time to time in one or more investment funds, which funds shall be registered under the Investment Company Act of 1940; and

     (o) To do all other acts necessary or desirable for the proper administration of the Trust Fund, as if the Trustee were the absolute owner thereof.

     However, nothing in this section shall be construed to mean the Trustee assumes any responsibility for the performance of any investment made by the Trustee in its capacity as trustee under the operations of this Master Trust Agreement. Notwithstanding any powers granted to the Trustee pursuant to this Master Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code of 1986, as amended.

3.4  SECURITIES.  Voting or other rights in securities shall be exercised by the
     ----------
     person or entity responsible for directing such investments, and the Trustee shall have no duty to exercise voting or proxy or other rights relating to any investment managed or directed by the Committee. If any foreign securities are purchased pursuant to the direction of the Committee, it shall be the responsibility of the person or entity responsible for directing such investments to advise the Trustee in writing of any laws or regulations, either foreign or domestic, that apply to such foreign securities or to the receipt of dividends or interest on such securities.

3.5  SUBSTITUTION.  Notwithstanding any provision of any Plan or the Trust to
     ------------
     the contrary, the Company and/or any Subsidiary shall at all times have the power to reacquire the Trust Fund by substituting readily marketable securities (other than stock, a debt obligation or

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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

     other security issued by the Company or any Subsidiary) and/or cash of an equivalent value and such other property shall, following such substitution, constitute the Trust Fund.

3.6  DISTRIBUTIONS.
     -------------

     (a) The establishment of the Trust and the payment or delivery to the Trustee of money or other property shall not vest in any Participant or Beneficiary any right, title, or interest in and to any assets of the Trust. To the extent that any Participant or Beneficiary acquires the right to receive payments under any of the Plans, such right shall be no greater than the right of an unsecured general creditor of the Company and the Subsidiaries and such Participant or Beneficiary shall have only the unsecured promise of the Company and the Subsidiaries that such payments shall be made.

     (b) Concurrent with the establishment of this Trust, the Company shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Participant (and his or her Beneficiaries) on a Plan by Plan basis, provides a formula or formulas or other instructions acceptable to the Trustee for determining the amounts so payable, specifies the form in which such amount is to be paid (as provided for or available under the applicable Plans), and the time of commencement for payment of such amounts. The Payment Schedule shall be updated annually and from time to time as is necessary, and a copy of each update shall be delivered to the Trustee. Except as otherwise provided herein, prior to a Change in Control, the Trustee shall make payments to the Participants and their Beneficiaries in accordance with such Payment Schedule. Despite the foregoing, after a Change in Control, the Trustee shall make payments in accordance with the terms and provisions of each of the Plans and related plan agreements. The Trustee, at the direction of the Committee or, after a Change in Control, on its own volition, may make any distribution required to be made by it hereunder by delivering:

          (i) Its check payable to the person to whom such distribution is to be made, to the person, or, if prior to a Change in Control, to the Company for redelivery to such person; provided that before a Change in Control, the Committee may direct the Trustee to deliver one or more lump sum checks payable to the Company, and the Company shall prepare and deliver individual checks for each Participant or Beneficiary; or

          (ii) Its check payable to an insurer for the benefit of such person, to the insurer, or, if prior to a Change in Control, to the Company for redelivery to the insurer; or

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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

         (iii) Contracts held on the life of the Participant to whom or with respect to whom the distribution is being made, to the Participant or Beneficiary, or, if prior to a Change in Control, to the Company for redelivery to the person to whom such distribution is to be made; or

          (iv) If a distribution is being made, in whole or in part, of other assets, assignments or other appropriate documents or certificates necessary to effect a transfer of title, to the Participant or Beneficiary, or, if prior to a Change in Control, to the Company for redelivery to such person.

     (c) If the principal of the Trust, and any earnings thereon, are not sufficient, determined on a Plan by Plan basis, to make payments of benefits in accordance with the terms of the Plans, then the corpus of the Trust shall be allocated equitably among Plan participants, and the Company and the Subsidiaries shall make the balance of each such payment as it falls due. The Trustee shall notify the Company and the Subsidiaries when principal and earnings are not sufficient.

     (d) The Company and the Subsidiaries may make payment of benefits directly to Participants or their Beneficiaries as they become due under the terms of the Plans. The Company and the Subsidiaries shall notify the Trustee of their decisions to make payment of benefits directly prior to the time amounts are payable to Participants or their Beneficiaries.

     (e) Notwithstanding anything contained in this Master Trust Agreement to the contrary, if at any time the Trust is finally determined by the IRS not to be a "grantor trust" with the result that the income of the Trust Fund is not treated as income of the Company or the Subsidiaries pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended, or if a tax is finally determined by the IRS to be payable by one or more Participants or Beneficiaries with respect to any interest in the Plans or the Trust Fund prior to payment of such interest to any such Participant or Beneficiary, the Trustee shall immediately determine each Participant's share of the Trust Fund in accordance with the Plans, and the Trustee shall immediately distribute such share in a lump sum to each Participant or Beneficiary entitled thereto, regardless of whether such Participant's employment has terminated (provided such Participant has a vested interest in his or her accrued benefits under the Plans) and regardless of form and time of payments specified in or pursuant to the Plans. Any remaining assets (less any expenses or costs due under Sections 3.8 and 3.9 of this Master Trust Agreement) shall then be paid by the Trustee to the Company and the Subsidiaries in such amounts, and in the manner instructed by the Committee. If the value of the Trust Fund is less than the benefit obligations under the Plans, the foregoing described distributions will be limited to a Participant's share of the Trust Fund, determined by allocating assets to the Participant based on the ratio of the Participant's benefit obligations

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                                      -10-

K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

          under the Plans to the total benefit obligations under the Plans. Prior to a Change in Control, the Trustee shall rely solely on the directions of the Committee with respect to the occurrence of the foregoing events and the resulting distributions to be made, and the Trustee shall not be responsible for any failure to act in the absence of such direction.

     (f) The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plans and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company and the Subsidiaries.

     (g) Prior to a Change in Control, payments by the Trustee shall be delivered or mailed to addresses supplied by the Committee and the Trustee's obligation to make such payments shall be satisfied upon such delivery or mailing. Prior to a Change in Control, the Trustee shall have no obligation to determine the identity of persons entitled to benefits or their mailing addresses. After a Change in Control, the Trustee shall have such obligations.

     (h) Prior to a Change in Control, the entitlement of a Participant or his or her Beneficiaries to benefits under the Plans shall be determined by the Company and the Subsidiaries or such party as they shall designate under the Plans, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plans.

3.7  TRUSTEE RESPONSIBILITY REGARDING PAYMENTS ON INSOLVENCY.
     -------------------------------------------------------

     (a) The Trustee shall cease payment of benefits to Participants and their Beneficiaries if the Company, or any Subsidiary, is Insolvent (the "Insolvent Entity"). The Insolvent Entity shall be considered "Insolvent" for purposes of this Master Trust Agreement if:

          (i) the Insolvent Entity is unable to pay its debts as they become due, or

          (ii) the Insolvent Entity is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

          For purposes of this Section 3.7, if an entity is determined to be Insolvent, each Subsidiary in which such entity has an equity interest shall also be deemed to be an Insolvent Entity. However, the insolvency of a Subsidiary will not cause a parent corporation or any other Subsidiary to be deemed Insolvent.

     (b)  At all times during the continuance of this Trust, as provided in
          Section 1.3 above, the principal and income of the Trust shall be subject to claims of the general

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                                      -11-

K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

          creditors of the Company and its Subsidiaries under federal and state law as set forth below:

          (i) The Board and the president of the Company shall have the duty to inform the Trustee in writing of the Company's or any Subsidiary's Insolvency. If a person claiming to be a creditor of the Company or any Subsidiary alleges in writing to the Trustee that the Company or any Subsidiary has become Insolvent, the Trustee shall determine whether the Company or any Subsidiary is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to the Insolvent Entity's Participants or their Beneficiaries. Prior to a Change in Control, the Trustee may conclusively rely on any determination it receives from the Board or the president of the Company with respect to the Insolvency of the Company or any Subsidiary.

          (ii) Unless the Trustee has actual knowledge of the Company's or a Subsidiary's Insolvency, or has received notice from the Company, a Subsidiary, or a person claiming to be a creditor alleging that the Company or a Subsidiary is Insolvent, the Trustee shall have no duty to inquire whether the Company or any Subsidiary is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's or any Subsidiary's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's or any Subsidiary's solvency. In this regard, the Trustee may rely upon a letter from the Company's or a Subsidiary's auditors as to the Company's or any Subsidiary's financial status.

          (iii) If at any time the Trustee has determined that the Company or any Subsidiary is Insolvent, the Trustee shall discontinue payments to the Insolvent Entity's Participants or their Beneficiaries, and shall hold the portion of the assets of the Trust allocable to the Insolvent Entity for the benefit of the Insolvent Entity's general creditors. Nothing in this Master Trust Agreement shall in any way diminish any rights of Participants or their Beneficiaries to pursue their rights as general creditors of the Insolvent Entity with respect to benefits due under the Plans or otherwise.

          (iv) The Trustee shall resume the payment of benefits to Participants or their Beneficiaries in accordance with this Article 3 of this Master Trust Agreement only after the Trustee has determined that the alleged Insolvent Entity is not Insolvent (or is no longer Insolvent).

     (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3.7(b) hereof and subsequently

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                                      -12-
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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

          resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Participants or their Beneficiaries under the terms of the Plans for the period of such discontinuance plus earnings thereon at the applicable federal long term rate or rates (as described in Code Section 1274(d) in effect during such period, less the aggregate amount of any payments made to Participants or their Beneficiaries by the Company or any Subsidiary in lieu of the payments provided for hereunder during any such period of discontinuance. Prior to a Change in Control, the Committee shall instruct the Trustee as to such amounts, and after a Change in Control, the Trustee shall determine such amounts in accordance with the terms and provisions of the Plans.

3.8  COSTS OF ADMINISTRATION.  The Trustee is authorized to incur reasonable
     -----------------------
     obligations in connection with the administration of the Trust, including attorneys' fees, administrative fees and appraisal fees. Such obligations shall be paid by the Company and the Subsidiaries. The Trustee is authorized to pay such amounts from the Trust Fund if the Company or the Subsidiaries fail to pay them within 60 days of presentation of a statement of the amounts due.

3.9  TRUSTEE COMPENSATION AND EXPENSES.  The Trustee shall be entitled to
     ---------------------------------
     reasonable compensation for its services as from time to time agreed upon between the Trustee and the Company. If the Trustee and the Company fail to agree upon a compensation, or following a Change in Control, the Trustee shall be entitled to compensation at a rate equal to the rate charged by the Trustee for similar services rendered by it during the current fiscal year for other trusts similar to this Trust. The Trustee shall be entitled to reimbursement for expenses incurred by it in the performance of its duties as the Trustee, including reasonable fees for legal counsel. The Trustee's compensation and expenses shall be paid by the Company and the Subsidiaries. The Trustee is authorized to withdraw such amounts from the Trust Fund if the Company or the Subsidiaries fail to pay them within 60 days of presentation of a statement of the amounts due.

3.10 PROFESSIONAL ADVICE.  The Company and the Subsidiaries specifically
     -------------------
     acknowledge that the Trustee may find it desirable or expedient to retain legal counsel (who may also be legal counsel for the Company generally) or other professional advisors to advise it in connection with the exercise of any duty under this Master Trust Agreement, including, but not limited to, any matter relating to or following a Change in Control or the Insolvency of the Company or any Subsidiary. The Trustee shall be fully protected in acting upon the advice of such legal counsel or advisors.

3.11 PAYMENT ON COURT ORDER.  To the extent permitted by law, the Trustee is
     ----------------------
     authorized to make any payments directed by court order in any action in which the Trustee has been named as a party. The Trustee is not obligated to defend actions in which the Trustee is named, but shall notify the Company or Committee of any such action and may tender defense of the action to the Company, Committee, Participant or Beneficiary whose

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                                      -13-

K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

     interest is affected. The Trustee may in its discretion defend any action in which the Trustee is named, and any expenses incurred by the Trustee shall be paid by the Company and the Subsidiaries. The Trustee is authorized to pay such amounts from the Trust Fund if the Company or the Subsidiaries fail to pay them within sixty (60) days of presentation of a statement of the amounts due.

3.12 PROTECTIVE PROVISIONS.  Notwithstanding any other provision contained in
     ---------------------
     this Master Trust Agreement to the contrary, the Trustee shall have no obligation to (i) determine the existence of any conversion, redemption, exchange, subscription or other right relating to any securities purchased of which notice was given prior to the purchase of such securities and shall have no obligation to exercise any such right unless the Trustee is advised in writing by the Committee both of the existence of the right and the desired exercise thereof within a reasonable time prior to the expiration of the right to exercise, or (ii) advance any funds to the Trust. Furthermore, the Trustee is not a party to the Plans.

3.13 INDEMNIFICATIONS.
     ----------------

     (a) The Company and the Subsidiaries shall indemnify and hold the Trustee harmless from and against all loss or liability (including expenses and reasonable attorneys' fees) to which it may be subject by reason of its execution of its duties under this Trust, or by reason of any acts taken in good faith in accordance with any directions, or acts omitted in good faith due to absence of directions, from the Company, the Committee or a Participant, unless such loss or liability is due to the Trustee's gross negligence or willful misconduct. The indemnity described herein shall be provided by the Company and the Subsidiaries.

     (b) In the event that the Trustee is named as a defendant in a lawsuit or proceeding involving one or more of the Plans or the Trust Fund, the Trustee shall be entitled to receive on a current basis the indemnity payments provided for in this Section, provided however that if the final judgment entered in the lawsuit or proceeding holds that the Trustee is guilty of gross negligence or willful misconduct with respect to the Trust Fund, the Trustee shall be required to refund the indemnity payments that it has received.

     (c) All releases and indemnities provided in this Master Trust Agreement shall survive the termination of this Master Trust Agreement.

                                   ARTICLE 4


                              INSURANCE CONTRACTS
                              -------------------

4.1  TYPES OF CONTRACTS.  To the extent that the Trustee is directed by the
     ------------------
     Committee prior to a Change in Control to invest part or all of the Trust Fund in insurance contracts, the type

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                                      -14-

K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

     and amount thereof shall be specified by the Committee. The Trustee shall be under no duty to make inquiry as to the propriety of the type or amount so specified.

4.2  OWNERSHIP.  Each insurance contract issued shall provide that the Trustee
     ---------
     shall be the owner thereof with the power to exercise all rights, privileges, options and elections granted by or permitted under such contract or under the rules of the insurer. The exercise by the Trustee of any incidents of ownership under any contract shall, prior to a Change in Control, be subject to the direction of the Committee.

4.3  RESTRICTIONS ON TRUSTEE'S RIGHTS.  The Trustee shall have no power to name
     --------------------------------
     a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy. Despite the foregoing, the Trustee may (i) loan to the Company or any Subsidiary the proceeds of any borrowing against an insurance policy held in the Trust Fund or (ii) assign all, or any portion, of a policy to the Company or any Subsidiary if under other provisions of this Master Trust Agreement the Company or any Subsidiary is entitled to receive assets from the Trust.

                                   ARTICLE 5


                               TRUSTEE'S ACCOUNTS
                               ------------------

5.1  RECORDS.  The Trustee shall maintain accurate records and detailed accounts
     -------
     of all investments, receipts, disbursements and other transactions hereunder. Such records shall be available at all reasonable times for inspection by the Company and Subsidiaries or their authorized representative. The Trustee, at the direction of the Committee, shall submit to the Committee and to any insurer such valuations, reports or other information as the Committee may reasonably require and, in the absence of fraud or bad faith, the valuation of the Trust Fund by the Trustee shall be conclusive.

5.2  ANNUAL ACCOUNTING; FINAL ACCOUNTING.
     -----------------------------------

     (a) Within 60 days following the end of each Plan Year and within 60 days after the removal or resignation of the Trustee or the termination of the Trust, the Trustee shall file with the Committee a written account setting forth a description of all properties purchased and sold, all receipts, disbursements and other transactions effected by it during the Plan Year or, in the case of removal, resignation or termination, since the close of the previous Plan Year, and listing the properties held in the Trust Fund as of the last day of the Plan Year or other period and indicating their values. Such values shall be either cost or market as directed by the Committee in accordance with the terms of the Plans.

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                                      -15-

K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

     (b) The Committee may approve such account either by written notice of approval delivered to the Trustee or by its failure to express written objection to such account delivered to the Trustee within 60 days after the date of which such account was delivered to the Committee.

     (c) The approval by the Committee of an accounting shall be binding as to all matters embraced in such accounting on all parties to this Master Trust Agreement and on all Participants and Beneficiaries, to the same extent as if such accounting had been settled by a judgment or decree of a court of competent jurisdiction in which the Trustee, the Committee, the Company, the Subsidiaries and all persons having or claiming any interest in any Plan or the Trust Fund were made parties.

     (d) Despite the foregoing, nothing contained in this Master Trust Agreement shall deprive the Trustee of the right to have an accounting judicially settled, if the Trustee, in the Trustee's sole discretion, desires such a settlement.

5.3  VALUATION.  The assets of the Trust Fund shall be valued at their
     ---------
     respective fair market values on the date of valuation, as determined by the Trustee based upon such sources of information as it may deem reliable, including, but not limited to, stock market quotations, statistical valuation services, newspapers of general circulation, financial publications, advice from investment counselors, brokerage firms or insurance companies, or any combination of sources. Prior to a Change in Control, the Committee shall instruct the Trustee as to the value of assets for which market values are not readily obtainable by the Trustee. If the Committee fails to provide such values, the Trustee may take whatever action it deems reasonable, including employment of attorneys, appraisers, life insurance companies or other professionals, the expense of which shall be an expense of administration of the Trust Fund and payable by the Company and the Subsidiaries. The Trustee may rely upon information from the Company and the Subsidiaries, the Committee, appraisers or other sources and shall not incur any liability for an inaccurate valuation based in good faith upon such information.

5.4  DELEGATION OF DUTIES.  The Company or the Committee, or both, may at any
     --------------------
     time employ the Trustee as their agent to perform any act, keep any records or accounts and make any computations that are required of the Company, any Subsidiary or the Committee by this Master Trust Agreement or the Plans. The Trustee may be compensated for such employment and such employment shall not be deemed to be contrary to the Trust. Nothing done by the Trustee as such agent shall change or increase its responsibility or liability as Trustee hereunder.

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                                      -16-
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K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

                                   ARTICLE 6

                       RESIGNATION OR REMOVAL OF TRUSTEE
                       ---------------------------------

6.1  RESIGNATION; REMOVAL.  The Trustee may resign at any time by written notice
     --------------------
     to the Company, which shall be effective 60 days after receipt of such notice unless the Company and the Trustee agree otherwise. Prior to a Change in Control, the Trustee may be removed by the Company on 60 days notice or upon shorter notice accepted by the Trustee. After a Change in Control, the Trustee may be removed by a majority vote of the Participants, and if a Participant is dead, his or her Beneficiaries (who collectively shall have one vote among them and shall vote in place of such deceased Participant), on 60 days notice or upon shorter notice accepted by the Trustee.

6.2  SUCCESSOR TRUSTEE.  If the Trustee resigns or is removed, a successor shall
     -----------------
     be appointed by the Company, in accordance with this Section, by the effective date of the resignation or removal under Section 6.1 above. The successor shall be a bank, trust company, or similar independent third party that is granted corporate trustee powers under state law. After the occurrence of a Change in Control, a successor Trustee may not be appointed without the consent of a majority of the Participants. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

6.3  SETTLEMENT OF ACCOUNTS.  Upon resignation or removal of the Trustee and
     ----------------------
     appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 90 days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit. Upon the transfer of the assets, the successor Trustee shall succeed to all of the powers and duties given to the Trustee in this Master Trust Agreement. The resigning or removed Trustee shall render to the Committee an account in the form and manner and at the time prescribed in Section 5.2. The approval of such accounting and discharge of the Trustee shall be as provided in such Section.

                                   ARTICLE 7

                    CONTROVERSIES, LEGAL ACTIONS AND COUNSEL
                    ----------------------------------------

7.1  CONTROVERSY.  If any controversy arises with respect to the Trust, the
     -----------
     Trustee shall take action as directed by the Committee or, in the absence of such direction or after a Change in Control, as it deems advisable, whether by legal proceedings, compromise or otherwise. The Trustee may retain the funds or property involved without liability pending settlement of the controversy. The Trustee shall be under no obligation to take any legal action of

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                                      -17-

K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

     whatever nature unless there shall be sufficient property in the Trust to indemnify the Trustee with respect to any expenses or losses to which it may be subjected.

7.2  JOINDER OF PARTIES.  In any action or other judicial proceedings affecting
     ------------------
     the Trust, it shall be necessary to join as parties the Trustee, the Committee, the Company and the Subsidiaries. No Participant or other person shall be entitled to any notice or service of process. Any judgment entered in such a proceeding or action shall be binding on all persons claiming under the Trust. Nothing in this Master Trust Agreement shall be construed as to deprive a Participant or Beneficiary of his or her right to seek adjudication of his or her rights by administrative process or by a court of competent jurisdiction.

7.3  EMPLOYMENT OF COUNSEL.  The Trustee may consult with legal counsel (who may
     ---------------------
     be counsel for the Company or any Subsidiary) and shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of counsel.

                                   ARTICLE 8


                                   INSURERS
                                   --------

8.1  INSURER NOT A PARTY.  No insurer shall be deemed to be a party to the Trust
     -------------------
     and an insurer's obligations shall be measured and determined solely by the terms of contracts and other agreements executed by it.

8.2  AUTHORITY OF TRUSTEE.  An insurer shall accept the signature of the Trustee
     --------------------
     to any documents or papers executed in connection with such contracts. The signature of the Trustee shall be conclusive proof to the insurer that the person on whose life an application is being made is eligible to have a contract issued on his or her life and is eligible for a contract of the type and amount requested.

8.3  CONTRACT OWNERSHIP.  An insurer shall deal with the Trustee as the sole and
     ------------------
     absolute owner of any insurance contracts and shall have no obligation to inquire whether any action or failure to act on the part of the Trustee is in accordance with or authorized by the terms of the Plans or this Master Trust Agreement.

8.4  LIMITATION OF LIABILITY.  An insurer shall be fully discharged from any
     -----------------------
     and all liability for any action taken or any amount paid in accordance with the direction of the Trustee and shall have no obligation to see to the proper application of the amounts so paid. An insurer shall have no liability for the operation of the Trust or the Plans, whether or not in accordance with their terms and provisions.

8.5  CHANGE OF TRUSTEE.  An insurer shall be fully discharged from any and all
     -----------------
     liability for dealing with a party or parties indicated on its records to be the Trustee until such time as

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                                      -18-

K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

     it shall receive at its home office written notice of the appointment and qualification of a successor Trustee.

                                   ARTICLE 9

                           AMENDMENT AND TERMINATION
                           -------------------------

9.1  AMENDMENT.  Subject to the limitations set forth in this Section 9.1, this
     ---------
     Master Trust Agreement may be amended by a written instrument executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plans or shall make the Trust revocable after it has become irrevocable in accordance with Section
     1.3 above. Any amendment, change or modification shall be subject to the following rules:

     (a)  General Rule.  Subject to Sections 9.1(b), (c) and (d) below, this
          ------------
          Master Trust Agreement may be amended:

          (i) By the Company and the Trustee, provided, however, that if an amendment would in any way adversely affect the rights accrued under the Plans in the Trust Fund by any Participant or Beneficiary, each and every Participant and Beneficiary whose rights in the Trust Fund would be adversely affected must consent to the amendment before this Master Trust Agreement may be so amended; and

          (ii) By the Company and the Trustee as may be necessary to comply with laws which would otherwise render the Trust void, voidable or invalid in whole or in part.

     (b)  Limitation.  Notwithstanding that an amendment may be permissible
          ----------
          under Section 9.1(a) above, this Master Trust Agreement shall not be amended by an amendment that would:

          (i) Cause any of the assets of the Trust to be used for or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries as set forth in the Plans, except as is required to satisfy the claims of the Company's or a Subsidiary's general creditors; or

          (ii) Be inconsistent with the terms of any Plan, including the terms of any Plan regarding termination, amendment or modification of the Plan.

     (c)  Writing and Consent.  Any amendment to this Master Trust Agreement
          -------------------
          shall be set forth in writing and signed by the Company and the Trustee and, if consent of any Participant or Beneficiary is required under Section 9.1(a), the Participant or

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                                      -19-

K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

          Beneficiary whose consent is required. Any amendment may be current, retroactive or prospective, in each case as provided therein.

     (d)  The Company and Trustee.  In connection with the exercise of the
          -----------------------
          rights under this Section 9.1:

          (i) prior to a Change in Control, the Trustee shall have no responsibility to determine whether any proposed amendment complies with the terms and conditions set forth in Sections 9.1(a) and (b) above and may conclusively rely on the directions of the Committee with respect thereto, unless the Trustee has knowledge of a proposed transaction or transactions that would result in a Change in Control; and

          (ii) after a Change in Control, the power of the Company to amend this Master Trust Agreement shall cease, and the power to amend that was previously held by the Company shall, instead, be exercised by either a majority of the Participants and, if a Participant is dead, his or her Beneficiaries (who collectively shall have one vote among them and shall vote in place of such deceased Participant) or by the Company with the consent of such majority, in either case with the consent of the Trustee, provided that such amendment otherwise complies with the requirements of Sections 9.1(a), (b) and (c) above.

     (e)  Taxation.  This Master Trust Agreement shall not be amended, altered,
          --------
          changed or modified in a manner that would cause the Participants and/or Beneficiaries under any Plan to be taxed on the benefits under any Plan in a year other than the year of actual receipt of benefits.

9.2  FINAL TERMINATION.  The Trust shall not terminate until the date on which
     -----------------
     Participants and their Beneficiaries are no longer entitled to benefits pursuant to the terms of the Plans and all expenses of the Trust have been paid, and on such date the Trust shall terminate. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Company and the Subsidiaries. Such remaining assets shall be paid by the Trustee to the Company and the Subsidiaries in such amounts and in the manner instructed by the Company, whereupon the Trustee shall be released and discharged from all obligations hereunder. From and after the date of termination and until final distribution of the Trust Fund, the Trustee shall continue to have all of the powers provided herein as are necessary or expedient for the orderly liquidation and distribution of the Trust Fund.

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                                      -20-

K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

                                   ARTICLE 10


                                 MISCELLANEOUS
                                 -------------

10.1 DIRECTIONS FOLLOWING CHANGE IN CONTROL. Despite any other provision of this
     --------------------------------------
     Master Trust Agreement that may be construed to the contrary, following a Change in Control, all powers of the Committee, the Company and the Board to direct the Trustee under this Master Trust Agreement shall terminate, and the Trustee shall act on its own discretion to carry out the terms of this Master Trust Agreement in accordance with the Plans and this Master Trust Agreement.

10.2 TAXES.  The Company and the Subsidiaries shall from time to time pay taxes
     -----
     of any and all kinds whatsoever that at any time are lawfully levied or assessed upon or become payable in respect of the Trust Fund, the income or any property forming a part thereof, or any security transaction pertaining thereto. To the extent that any taxes lawfully levied or assessed upon the Trust Fund are not paid by the Company and the Subsidiaries, the Trustee shall have the power to pay such taxes out of the Trust Fund and shall seek reimbursement from the Company and the Subsidiaries. Prior to making any payment, the Trustee may require such releases or other documents from any lawful taxing authority as it shall deem necessary. The Trustee shall contest the validity of taxes in any manner deemed appropriate by the Company or its counsel, but at the Company's and the Subsidiaries' expense, and only if it has received an indemnity bond or other security satisfactory to it to pay any such expenses. Prior to a Change in Control, the Trustee (i) shall not be liable for any nonpayment of tax when it distributes an interest hereunder on directions from the Committee, and
     (ii) shall have no obligation to prepare or file any tax return on behalf of the Trust Fund, any such return being the sole responsibility of the Committee. The Trustee shall cooperate with the Committee in connection with the preparation and filing of any such return. After a Change in Control, the Trustee shall have such duties and obligations.

10.3 THIRD PERSONS.  All persons dealing with the Trustee are released from
     -------------
     inquiring into the decisions or authority of the Trustee and from seeing to the application of any moneys, securities or other property paid or delivered to the Trustee.

10.4 NONASSIGNABILITY; NONALIENATION.  Benefits payable to Participants and
     -------------------------------
     their Beneficiaries under this Master Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

10.5 THE PLANS.  The Trust and the Plans are parts of a single,
     ---------
     integrated employee benefit plan system and shall be construed together.
     In the event of any conflict between the terms of this Master Trust Agreement and the agreements that constitute the Plans, such conflict shall be resolved in favor of this Master Trust Agreement.

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                                      -21-

K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

10.6  APPLICABLE LAW.  Except to the extent, if any, preempted by ERISA, this
      --------------
      Master Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of California. Any provision of this Master Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

10.7  NOTICES AND DIRECTIONS.  Whenever a notice or direction is given by the
      ----------------------
      Committee to the Trustee, it shall be in the form required by Section 2.1. Actions by the Company shall be by the Board or a duly authorized officer, with such actions certified to the Trustee by an appropriately certified copy of the action taken. The Trustee shall be protected in acting upon any such notice, resolution, order, certificate or other communication believed by it to be genuine and to have been signed by the proper party or parties.

10.8  SUCCESSORS AND ASSIGNS.  This Master Trust Agreement shall be binding upon
      ----------------------
      and inure to the benefit of the Company, the Subsidiaries and the Trustee and their respective successors and assigns.

10.9  GENDER AND NUMBER.  Words used in the masculine shall apply to the
      -----------------
      feminine where applicable, and when the context requires, the plural shall be read as the singular and the singular as the plural.

10.10 HEADINGS.  Headings in this Master Trust Agreement are inserted for
      --------
      convenience of reference only and any conflict between such headings and the text shall be resolved in favor of the text.

10.11 COUNTERPARTS.  This Master Trust Agreement may be executed in an original
      ------------
      and any number of counterparts, each of which shall be deemed to be an original of one and the same instrument.

10.12 BENEFICIAL INTEREST.  The Company and the Subsidiaries are the true
      -------------------
      beneficiaries hereunder in that the payment of benefits, directly or indirectly to or for a Participant or Beneficiary by the Trustee, is in satisfaction of the Company's and the Subsidiaries' liability therefor under the Plans. Nothing in this Master Trust Agreement shall establish any beneficial interest in any person other than the Company and the Subsidiaries.

10.13 THE TRUST AND PLANS.  This Trust, the Plans and each Participant's Plan
      -------------------
      Agreement are part of and constitute a single, integrated employee benefit plan and trust, shall be construed together as the entire agreement between the Company, the Trustee, the Participants and the Beneficiaries with regard to the subject matter thereof, and shall supersede all previous negotiations, agreements and commitments with respect thereto.

10.14 EFFECTIVE DATE.  The effective date of this Master Trust Agreement shall
      --------------
      be January 1, 1998.

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                                     -22-

K-SWISS, INC.
Deferred Compensation Plan
Master Trust Agreement
================================================================================

          IN WITNESS WHEREOF the Company and the Trustee have signed this Master Trust Agreement as of the date first written above.


TRUSTEE:                                        THE COMPANY:
-------                                         -----------

Wachovia Bank, N.A.                             K-Swiss, Inc.
                                                a Delaware corporation,


By:                                             By: /s/ George Powlick
   _________________________                       _________________________

Title:                                          Title: Vice President
      ____________________                            ___________________

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